Exhibit 99.1

Upstart Announces Results for Third Quarter 2025

SAN MATEO, Calif. – November 4, 2025 – Upstart Holdings, Inc. (NASDAQ: UPST), the leading artificial intelligence (AI) lending marketplace, today announced financial results for the quarter ended September 30, 2025. Upstart will host a conference call and webcast at 1:30 p.m. Pacific Time today. An earnings presentation and link to the webcast are available at ir.upstart.com.

“In Q3, we continued to execute on our 2025 game plan of rapid growth, profitability, and AI leadership — all anchored in exceptional credit performance. The results include 80% year-on-year growth in originations with 71% growth in revenue, and a sixfold sequential increase in GAAP net income,” said Dave Girouard, Co-founder and CEO of Upstart. “Our AI platform is performing exactly as designed, rapidly adapting to evolving macro signals while delivering strong results.”

Third Quarter 2025 Highlights
•Transaction Volume: 428,056 loans originated, up 128% year-over-year (“YoY”) reflecting a 20.6% Conversion Rate, up from 16.3% in Q3 2024. Total originations were roughly $2.9 billion, up 80% YoY.
•Total Revenue: $277 million, up 71% YoY. Revenue from fees was $259 million, up 54% YoY.
•GAAP Income (Loss) from Operations: $23.7 million, an improvement from ($45.2) million in Q3 2024.
•GAAP Net Income (Loss): $31.8 million, an improvement from ($6.8) million in Q3 2024. Diluted net income (loss) per share was $0.23 compared with ($0.07) in Q3 2024.
•Contribution Profit: $147 million, up 44% YoY. Contribution Margin was 57%, versus 61% in Q3 2024.
•Adjusted EBITDA: $71.2 million, up from $1.4 million in Q3 2024. Adjusted EBITDA Margin was 26%, up from 1% in Q3 2024.

Financial Outlook
For the fourth quarter of 2025, Upstart expects:
•Total Revenue of approximately $288 million
◦Revenue From Fees of approximately $262 million
◦Net Interest Income of approximately $26 million
•Contribution Margin of approximately 53%
•GAAP Net Income of approximately $17 million
•Adjusted Net Income of approximately $52 million
•Adjusted EBITDA of approximately $63 million
•Basic Weighted-Average Share Count of approximately 98 million shares
•Diluted Weighted-Average Share Count of approximately 111 million shares
For full-year 2025, Upstart expects:
•Total Revenue of approximately $1.035 billion
◦Revenue From Fees of approximately $946 million
◦Net Interest Income of approximately $89 million
•GAAP Net Income of approximately $50 million
•Adjusted EBITDA Margin of approximately 22%

Conference Call and Webcast Information
•Live Conference Call and Webcast at 1:30 p.m. PT on November 4, 2025. To access the call in the United States and Canada: +1 800-330-6710, conference code 6983515. To access the call outside of the United States and Canada: +1 312-471-1353, conference code 6983515. A webcast is available at ir.upstart.com.
•Event Replay. A webcast of the event will be archived for one year at ir.upstart.com.

About Upstart
Upstart (NASDAQ: UPST) is the leading AI lending marketplace, connecting millions of consumers to more than 100 banks and credit unions that leverage Upstart’s AI models and cloud applications to deliver superior credit products. With Upstart AI, lenders can approve more borrowers at lower rates while delivering the exceptional digital-first experience customers demand. More than 90% of loans are fully automated, with no human intervention by Upstart. Founded in 2012, Upstart’s platform includes personal loans, automotive retail and refinance loans, home equity lines of credit, and small-dollar “relief” loans. Upstart is based in San Mateo, California.

Investors
Sonya Banerjee
ir@upstart.com

Press
Chantal Rapport
press@upstart.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding our outlook for the fourth quarter of 2025 and the full-year of 2025. These statements may include words such as “anticipate”, “becoming”, “believe”, “can have”, “continue”, “could”, “estimate”, “expect”, “intend”, “likely”, “look forward”, “may”, “ongoing,” “plan”, “potential”, “predict”, “project”, “should”, “target”, “will”, “would,” or the negative of these terms or other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events that do not relate strictly to historical or current facts. Forward-looking statements give our current expectations and projections relating to our financial condition; macroeconomic factors; plans; objectives; product development; growth opportunities; assumptions; risks; future performance; business; investments; and results of operations, including revenue (including revenue from fees and net interest income (loss)), contribution margin, net income (loss), non-GAAP adjusted net income (loss), Adjusted EBITDA, basic weighted-average share count, and diluted weighted-average share count. Forward-looking statements are based on information available at the time those statements are made or management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results. Neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
More information about factors that could affect our results of operations and risks and uncertainties are provided in our public filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting our investor relations website at ir.upstart.com or the SEC’s website at www.sec.gov. These risks and uncertainties include, but are not limited to, our ability to manage the adverse effects of macroeconomic conditions and disruptions in the banking sector and credit markets, including inflation and related changes in interest rates and monetary policy; our ability to access sufficient loan funding, including through securitizations, committed capital and other co-investment arrangements, whole loan sales, and warehouse credit facilities; the effectiveness of our credit decisioning models and risk management efforts, including reflecting the impact of macroeconomic conditions on borrowers' credit risk; our ability to retain existing, and attract new, lending partners; our future growth prospects and financial performance; our ability to manage risks associated with the loans on our balance sheet; our ability to improve and expand our platform and products; and our ability to operate successfully in a highly-regulated industry. Moreover, we operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Additional information will be available in other future reports that we file with the SEC from time to time, which could cause actual results to vary from expectations.

Key Operating Metrics and Non-GAAP Financial Measures
We define Transaction Volume, Dollars as the total principal of loan originations (or committed amounts for HELOCs) facilitated on our marketplace during the periods presented. We define Transaction Volume, Number of Loans as the number of loan originations (or commitments issued for HELOCs) facilitated on our marketplace during the periods presented. We believe these metrics are good proxies for our overall scale and reach as a marketplace.

We define Conversion Rate as the Transaction Volume, Number of Loans in a period divided by the number of rate inquiries received that we estimate to be legitimate, which we record when a borrower requests a loan offer on our platform. We track this metric to understand the impact of improvements to the efficiency of our borrower funnel on our overall growth.

We define Percentage of Loans Fully Automated as the total number of loans in a given period originated end-to-end (from initial rate request to final funding for personal loans and small dollar loans and from initial rate request to signing of the loan agreement for auto loans) with no human involvement required by the Company divided by the Transaction Volume, Number of Loans in the same period.

To derive Contribution Profit, we subtract the sum of borrower acquisition costs as well as borrower verification and servicing costs from revenue from fees, net. To calculate Contribution Margin we divide Contribution Profit by revenue from fees, net.

We calculate Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense and certain payroll tax expenses, depreciation and amortization, expense on convertible notes, provision for income taxes, gain on debt extinguishment and reorganization expenses. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. Adjusted EBITDA and Adjusted EBITDA Margin includes interest expense from corporate debt and warehouse credit facilities which is incurred in the course of earning corresponding interest income.

We define Adjusted Net Income (Loss) as net income (loss) exclusive of stock-based compensation expense and certain payroll tax expenses as well as certain items that are not related to core business and ongoing operations, such as gain on debt extinguishment and reorganization expenses. Adjusted Net Income (Loss) Per Share is calculated by dividing Adjusted Net Income (Loss) Per Share by the weighted-average common shares outstanding.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included below. Upstart has not reconciled the forward-looking non-GAAP measures to comparable forward-looking GAAP measures because of the potential variability and uncertainty of incurring these costs and expenses in the future. Accordingly, a reconciliation is not available without unreasonable effort.

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	December 31,	September 30,
	2024	2025
Assets
Cash and cash equivalents	$788,422	$489,784
Restricted cash	187,841	347,121
Loans (at fair value)(1)	806,304	1,229,976
Property, equipment, and software, net	39,013	44,259
Operating lease right of use assets	43,455	34,646
Beneficial interest assets (at fair value)	176,848	316,199
Non-marketable equity securities	41,250	41,250
Goodwill	67,062	67,062
Other assets (includes $107,627 and $229,214 at fair value as of December 31, 2024 and September 30, 2025, respectively)	216,763	334,551
Total assets	$2,366,958	$2,904,848
Liabilities and Stockholders’ Equity
Liabilities:
Payable to investors	$60,173	$93,400
Borrowings	1,402,168	1,855,754
Payable to securitization note holders (at fair value)	87,321	55,175
Accrued expenses and other liabilities (includes $15,883 and $20,492 at fair value as of December 31, 2024 and September 30, 2025, respectively)	133,800	116,250
Operating lease liabilities	50,278	40,551
Total liabilities	1,733,740	2,161,130
Stockholders’ equity:
Common stock, $0.0001 par value; 700,000,000 shares authorized; 93,469,721 and 97,275,544 shares issued and outstanding as of December 31, 2024 and September 30, 2025, respectively	9	10
Additional paid-in capital	1,044,366	1,119,900
Accumulated deficit	(411,157)	(376,192)
Total stockholders’ equity	633,218	743,718
Total liabilities and stockholders’ equity	$2,366,958	$2,904,848
__________

(1)Includes $102.9 million and $64.1 million of loans, at fair value, contributed as collateral for the consolidated securitization as of December 31, 2024 and September 30, 2025, respectively.

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and COMPREHENSIVE INCOME (LOSS)
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Revenue:
Revenue from fees, net(1)	$167,590	$258,539	$436,190	$684,791
Interest income, interest expense, and fair value adjustments, net:
Interest income(2)	40,845	57,203	144,899	143,394
Interest expense(2)	(10,818)	(8,794)	(33,002)	(23,586)
Fair value and other adjustments(2)(3)	(35,477)	(29,843)	(130,523)	(56,832)
Total interest income, interest expense, and fair value adjustments, net	(5,450)	18,566	(18,626)	62,976
Total revenue	162,140	277,105	417,564	747,767
Operating expenses:
Sales and marketing	43,229	78,844	111,337	210,919
Customer operations	39,302	49,790	117,394	136,537
Engineering and product development	64,887	64,026	186,431	190,689
General, administrative, and other	59,874	60,779	170,508	185,910
Total operating expenses	207,292	253,439	585,670	724,055
Income (loss) from operations	(45,152)	23,666	(168,106)	23,712
Other income, net	5,078	1,017	8,993	4,209
Gain on debt extinguishment	33,361	7,246	33,361	7,246
Net income (loss) before income taxes	(6,713)	31,929	(125,752)	35,167
Provision for income taxes	45	124	74	202
Net income (loss)	$(6,758)	$31,805	$(125,826)	$34,965

Net income (loss) per share, basic	$(0.07)	$0.33	$(1.42)	$0.37
Net income (loss) per share, diluted	$(0.07)	$0.23	$(1.42)	$0.28
Weighted-average number of shares outstanding used in computing net income (loss) per share, basic	90,119,481	96,682,774	88,534,495	95,503,380
Weighted-average number of shares outstanding used in computing net income (loss) per share, diluted	90,119,481	109,724,669	88,534,495	105,921,585
__________

(1)The following table presents revenue from fees disaggregated by type of service for the periods presented as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Revenue from fees, net:
Platform and referral fees, net	$134,199	$216,882	$336,653	$570,702
Servicing and other fees, net	33,391	41,657	99,537	114,089
Total revenue from fees, net	$167,590	$258,539	$436,190	$684,791

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and COMPREHENSIVE INCOME (LOSS)
(In Thousands, Except Share and Per Share Data)
(Unaudited)

(2)The following table presents interest income, interest expense and unrealized loss on loans, loan charge-offs, and other fair value adjustments, net related to the consolidated securitization as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Interest income, interest expense, and fair value adjustments, net related to consolidated securitization:
Interest income	$6,748	$3,876	$23,086	$13,453
Interest expense	(2,272)	(1,489)	(7,546)	(5,006)
Unrealized loss on loans, loan charge-offs, and other fair value adjustments, net	(5,726)	(1,970)	(25,643)	(8,988)
Total interest income, interest expense, and fair value adjustments, net	$(1,250)	$417	$(10,103)	$(541)

(3)The following table presents components of fair value adjustments, net for the periods presented as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Fair value and other adjustments, net:
Unrealized loss on loans, loan charge-offs, and other fair value adjustments, net	$(31,579)	$(15,545)	$(92,800)	$(55,749)
Realized gain (loss) on sale of loans, net	(2,950)	(313)	(14,565)	1,525
Fair value adjustments and realized losses on beneficial interests, net	(948)	(13,985)	(23,158)	(2,608)
Total fair value and other adjustments, net	$(35,477)	$(29,843)	$(130,523)	$(56,832)

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2025
Cash flows from operating activities
Net income (loss)	$(125,826)	$34,965
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in fair value of loans	167,545	(83,448)
Change in fair value of servicing assets	12,838	12,795
Change in fair value of servicing liabilities	(877)	(1,009)
Change in fair value of beneficial interest assets	(35,825)	(16,205)
Change in fair value of beneficial interest liabilities	12,633	18,813
Change in fair value of other financial instruments	8,263	(5,529)
Stock-based compensation	103,604	99,497
Gain on loan servicing rights, net	(11,448)	(20,376)
Gain on debt extinguishment	(33,361)	(7,246)
Depreciation and amortization	15,850	18,374
Loan premium amortization	(10,874)	(33,560)
Non-cash interest expense and other	2,156	5,219
Net changes in operating assets and liabilities:
Purchases of loans held-for-sale	(2,626,246)	(6,410,254)
Proceeds from sale of loans held-for-sale	2,613,039	5,994,691
Principal payments received for loans held-for-sale	157,010	138,545
Principal payments received for loans held by consolidated securitization	36,532	29,772
Settlements of beneficial interest liabilities	(3,692)	(15,716)
Proceeds from beneficial interest assets (derivatives)	—	4,096
Settlements of beneficial interest assets (derivatives)	—	(1,659)
Other assets	(2,110)	3,825
Operating lease liability and right-of-use asset	(600)	(918)
Accrued expenses and other liabilities	18,646	(20,949)
Net cash provided by (used in) operating activities	297,257	(256,277)

Cash flows from investing activities
Purchases and originations of loans held-for-investment	$(196,580)	$(666,049)
Proceeds from sale of loans held-for-investment	—	51,195
Principal payments received for loans held-for-investment	99,768	221,996
Principal payments received for notes receivable and repayments of residual certificates	4,004	12,895
Acquisition and settlements of beneficial interest assets (hybrid instruments)	(63,246)	(1,608)
Proceeds from beneficial interest assets (hybrid instruments)	2,808	94,229
Issuance of line of credit receivable	—	(7,862)
Repayments of line of credit receivable	—	783
Purchases of property and equipment	(837)	(190)
Capitalized software costs	(5,734)	(14,298)
Net cash used in investing activities	(159,817)	(308,909)

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2025

Cash flows from financing activities
Proceeds from borrowings	$297,587	$212,848
Proceeds from convertible notes issuance, net of debt issuance costs paid to lender	423,002	678,270
Payment of debt issuance costs to third parties	(1,455)	(3,144)
Repayments of borrowings	(293,179)	(207,494)
Payments for repurchases of convertible notes	(325,344)	(224,154)
Purchase of capped calls	(40,883)	(55,200)
Settlement of capped calls	580	564
Principal payments made on securitization notes	(42,705)	(32,023)
Payable to investors	12,990	33,227
Proceeds from issuance of common stock under employee stock purchase plan	7,685	8,449
Proceeds from exercise of stock options	12,281	14,494
Taxes paid related to net share settlement of equity awards	(19)	(9)
Net cash provided by financing activities	50,540	425,828
Change in cash, cash equivalents and restricted cash	187,980	(139,358)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	467,787	976,263
Cash, cash equivalents and restricted cash at end of period	$655,767	$836,905

UPSTART HOLDINGS, INC.
KEY OPERATING AND NON-GAAP FINANCIAL METRICS
(In Thousands, Except Per Share Data and Ratios, or as Noted)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Transaction Volume, Dollars	$1,582,317	$2,854,296	$3,822,847	$7,808,302
Transaction Volume, Number of Loans(1)	188,149	428,056	451,429	1,041,361
Conversion Rate(2)	16.3%	20.6%	15.3%	21.2%
Percentage of Loans Fully Automated	91%	91%	91%	91%

Contribution Profit	$102,376	$147,406	$259,635	$390,321
Contribution Margin	61%	57%	60%	57%
Adjusted EBITDA	$1,413	$71,162	$(28,182)	$166,792
Adjusted EBITDA Margin	1%	26%	(7)%	22%
Adjusted Net Income (Loss)	$(5,325)	$59,963	$(47,770)	$133,400
Adjusted Net Income (Loss) Per Share:
Basic	$(0.06)	$0.62	$(0.54)	$1.40
Diluted	$(0.06)	$0.52	$(0.54)	$1.22
__________

(1)Transaction Volume, Number of Loans is shown in ones for the periods presented.
(2)Prior to the third quarter of 2025, home loans were included in “Transaction Volume, Number of Loans” but excluded from the rate inquiries used to calculate Conversion Rate. Beginning in the third quarter of 2025, they are included in rate inquiries. Earlier periods have not been adjusted, as the impact is immaterial and would have reduced the Conversion Rate by less than 0.5 percentage point.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Revenue from fees, net	$167,590	$258,539	$436,190	$684,791
Income (loss) from operations	(45,152)	23,666	(168,106)	23,712
Operating Margin	(27)%	9%	(39)%	3%
Sales and marketing, net of borrower acquisition costs(1)	$10,480	$11,582	$30,552	$34,160
Customer operations, net of borrower verification and servicing costs(2)	6,837	5,919	21,624	18,826
Engineering and product development	64,887	64,026	186,431	190,689
General, administrative, and other	59,874	60,779	170,508	185,910
Interest income, interest expense, and fair value adjustments, net	5,450	(18,566)	18,626	(62,976)
Contribution Profit	$102,376	$147,406	$259,635	$390,321
Contribution Margin	61%	57%	60%	57%
__________

(1)Borrower acquisition costs were $32.7 million and $67.3 million for the three months ended September 30, 2024 and 2025, respectively, and were $80.8 million and $176.8 million for the nine months ended September 30, 2024 and 2025, respectively. Borrower acquisition costs consist of our sales and marketing expenses adjusted to exclude costs not directly attributable to attracting a new borrower, such as payroll-related expenses for our business development and marketing teams, as well as other operational, brand awareness and marketing activities. These costs do not include reorganization expenses.
(2)Borrower verification and servicing costs were $32.5 million and $43.9 million for the three months ended September 30, 2024 and 2025, respectively, and were $95.8 million and $117.7 million for the nine months ended September 30, 2024 and 2025, respectively. Borrower verification and servicing costs consist of payroll and other personnel-related expenses for personnel engaged in loan onboarding, verification and servicing, as well as servicing system costs. It excludes payroll and personnel-related expenses and stock-based compensation for certain members of our customer operations team whose work is not directly attributable to onboarding and servicing loans. These costs do not include reorganization expenses.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Total revenue	$162,140	$277,105	$417,564	$747,767
Net income (loss)	(6,758)	31,805	(125,826)	34,965
Net Income (Loss) Margin	(4)%	11%	(30)%	5%
Adjusted to exclude the following:
Stock-based compensation and certain payroll tax expenses(1)	$34,794	$35,404	$107,639	$105,681
Depreciation and amortization	5,390	6,131	15,850	18,374
Reorganization expenses	—	—	3,778	—
Expense on convertible notes	1,303	4,944	3,664	14,816
Gain on debt extinguishment	(33,361)	(7,246)	(33,361)	(7,246)
Provision for income taxes	45	124	74	202
Adjusted EBITDA	$1,413	$71,162	$(28,182)	$166,792
Adjusted EBITDA Margin	1%	26%	(7)%	22%
__________

(1)Payroll tax expenses include the employer payroll tax-related expense on employee stock transactions, as the amount is dependent on our stock price and other factors that are beyond our control and do not correlate to the operation of our business.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2025	2024	2025
Net income (loss)	$(6,758)	$31,805	$(125,826)	$34,965
Adjusted to exclude the following:
Stock-based compensation and certain payroll tax expenses(1)	34,794	35,404	107,639	105,681
Reorganization expenses	—	—	3,778	—
Gain on debt extinguishment	(33,361)	(7,246)	(33,361)	(7,246)
Adjusted Net Income (Loss)	$(5,325)	$59,963	$(47,770)	$133,400

Net income (loss) per share:
Basic	$(0.07)	$0.33	$(1.42)	$0.37
Diluted	$(0.07)	$0.23	$(1.42)	$0.28
Adjusted Net Income (Loss) Per Share:
Adjusted Net Income (Loss) Per Share, basic	$(0.06)	$0.62	$(0.54)	$1.40
Adjusted Net Income (Loss) Per Share, diluted	$(0.06)	$0.52	$(0.54)	$1.22
Weighted-average common shares outstanding:
Basic	90,119,481	96,682,774	88,534,495	95,503,380
Diluted	90,119,481	124,605,395	88,534,495	119,894,056
__________

(1)Payroll tax expenses include the employer payroll tax-related expense on employee stock transactions, as the amount is dependent on our stock price and other factors that are beyond our control and do not correlate to the operation of our business.